UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

bBooth, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 S Hauser Blvd, Suite 210 Los Angeles, California	90036
(Address of principal executive offices)	(Zip Code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

To the extent required by Item 1.01 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 1.01.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

To the extent required by Item 2.03 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Effective April 4, 2016, we issued an unsecured convertible note payable to Oceanside Strategies, Inc. (“Oceanside”) in the amount of $680,268.50 (the “Note”). The Note superseded and replaced all previous notes and liabilities due to Oceanside for sums Oceanside loaned to our company in 2014 and 2015. The Note bears interest at the rate of 12% per annum, compounded annually and had a maturity date of December 4, 2016. In consideration for Oceanside’s agreement to convert all prior notes from current demand notes and extend the maturity date to December 4, 2016, we granted Oceanside the right to convert up to 30% of the amount of the Note into shares of our company’s common stock at $0.07 per share and we issued 2,429,530 share purchase warrants, exerciseable at $0.07 per share until April 4, 2019, which warrants represent 25% of the amount of the Note. The Note was issued to Oceanside, a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(a)(2) of the Securities Act.

Effective January 3, 2017, we entered into an extension agreement (the “Extension Agreement”) with Oceanside to extend the maturity date of the Note to and including August 4, 2017. All other terms of the Note remain unchanged. In consideration for Oceanside’s agreement to extend the maturity date to August 4, 2017 we issued Oceanside 2,429,530 share purchase warrants, exerciseable at $0.08 per share until December 29, 2019, which warrants represent 25% of the amount of the Note. A copy of the form of the Note, the Extension Agreement and the Warrant Agreement are attached to this Form 8-K as Exhibit 10.1, Exhibit 10.2 and 10.3 respectively, and are incorporated by reference herein. The foregoing description of the unsecured convertible note and the warrants do not purport to be complete and are qualified in their entirety by reference to the Note and the warrants.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

10.1	April 2016 12% Unsecured Convertible Note issued to Oceanside Strategies, Inc.

10.2	Extension Agreement and Amendment to 12% Unsecured Convertible Note issued to Oceanside Strategies, Inc.

10.3	Warrant Agreement for Oceanside Strategies, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2017		bBOOTH, INC.

/s/ Rory J. Cutaia	By:	“Rory J. Cutaia"
	Name:	Rory J. Cutaia
	Title:	Chairman and Chief Executive Officer

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